UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-2650

Seligman Cash Management Fund, Inc.

(Exact name of Registrant as specified in charter)

100 Park Avenue

New York, New York 10017

(Address of principal executive offices)  (Zip code)

Lawrence P. Vogel

100 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:

(212) 850-1864

Date of fiscal year end:

12/31

Date of reporting period:

12/31/06

FORM N-CSR

ITEM 1.

REPORTS TO STOCKHOLDERS.

Seligman Cash Management Fund, Inc.

Annual Report December 31, 2006

A Money Market
Mutual Fund Seeking
to Preserve Capital and
to Maximize Liquidity
and Current Income

J. & W. SELIGMAN & CO.
INCORPORATED
ESTABLISHED 1864
100 Park Avenue, New York, NY 10017

SELIGMAN INVESTMENTS

EXPERIENCE • INSIGHT • SOLUTIONS

Experience

Seligman has been in business for more than 140 years, at times playing a central role in the financial development of the country and its markets. Over that time, the firm has managed clients’ wealth through dramatic market changes and has remained a consistent, reliable presence on Wall Street. Today, Seligman is drawing on its long history and long-term perspective as we focus on the future and on developing investment solutions that help clients arrive at their goals.

Insight

Asset management is driven by insight — into the direction of the economy, how companies will perform, how markets will behave, and how investors will respond. Portfolio managers at the firm have been in the investment business, on average, for more than 20 years. Over that time, they have refined their ability to assess a company’s prospects, management, and products, while also weighing the impact of economic and market cycles, new trends, and developing technologies.

Solutions

Seligman’s commitment to the development of innovative investment products — including the nation’s first growth mutual fund, pioneering single-state municipal funds, and one of the country’s premier technology funds — defines our past and informs our future. Our ongoing research into the nature of investment risk — begun in the early 1990s — has resulted in the Seligman Time Horizon Matrix® asset allocation strategy that redefines the relationship between risk and reward over time. The strategy offers investors a variety of investment solutions for goals ranging from college savings to retirement planning. Whether you select Seligman for one investment product, or as a comprehensive asset manager, we believe we can help you reach your goals.

To The Shareholders

Your annual shareholder report for Seligman Cash Management Fund, Inc. follows this letter. The report contains a discussion with your portfolio manager, as well as the Fund’s investment results, portfolio of investments, and financial statements.

During the first half of 2006, the Federal Reserve Board continued to tighten monetary policy through incremental targeted increases in the federal funds rate, the rate banks charge each other on overnight loans. This influential short-term interest rate increased from 4.25% at the beginning of the year to 5.25% by the end of June. The Fed has held this target rate steady at each meeting of the Federal Open Market Committee since. The annualized seven-day yield of the Fund’s Class A shares increased to 5.51% at year-end from 3.33% at the beginning of 2006.

Thank you for your continued support of Seligman Cash Management Fund. We look forward to providing you with the investment experience, insight, and solutions you need to help you seek your financial goals for many years to come.

By order of the Board of Directors,

William C. Morris Chairman

Brian T. Zino President

February 27, 2007

Manager J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017 General Distributor Seligman Advisors, Inc. 100 Park Avenue New York, NY 10017 General Counsel Sullivan & Cromwell LLP	Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Mail Inquiries To:
P.O. Box 9759
Providence, RI 02940-9759

Independent Registered
Public Accounting Firm
 Deloitte & Touche LLP
Important Telephone Numbers
(800) 221-2450  Shareholder Services

(800) 445-1777 Retirement Plan Services

(212) 682-7600 Outside the United States

(800) 622-4597 24-Hour Automated
                            Telephone Access Service

1

Interview With Your Portfolio Manager
Francis L. Mustaro

Q:	What market conditions and economic events materially affected Seligman Cash Management Fund’s performance during the year ended December 31, 2006?

A:	The US Federal Reserve Board continued to tighten monetary policy throughout the first half of 2006 with four targeted increases that brought the federal funds rate, the rate banks charge one another on overnight loans, from 4.25% to 5.25% at the end of June. At the August meeting of the Federal Open Market Committee, the Fed halted its two-year tightening campaign, signaling to investors that it was comfortable with the level of US inflation. The fed funds rate remained at 5.25% through the rest of 2006.

Q:	What investment strategies and techniques materially affected the Fund’s performance during the year?

A:	As short-term rates increased throughout the year, we found the yield opportunities offered by US Treasuries to be more attractive than other money market instruments such as fixed time deposits and repurchase agreements. As such, we decreased the Fund’s exposure to fixed time deposits from 40.0% to 17.7% and shifted the balance to US Government securities, increasing the weighting from 45.2% to 70.8% by year-end.

The average duration of the Fund’s securities was short in 2006, which benefited the Fund as short-term rates continued to move higher throughout the year. The short average duration enabled the Fund to quickly retire securities that produced lower-yields and replace them with higher-yielding newer issues.

The Fund was able to deliver a higher yield to investors in 2006 while continuing to offer a high-quality portfolio, high liquidity, and stability of principal.

————————
The views and opinions expressed are those of the Portfolio Manager, are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

A Team Approach

Seligman Cash Management Fund, Inc. is managed by Seligman’s Investment Grade Team, led by Francis L. Mustaro. Mr. Mustaro is assisted in the management of the Fund by seasoned research professionals who are responsible for identifying quality money market instruments in order to preserve capital and to maximize liquidity and current income. Team members include Paul Pertusi and Sau Lin Wu (trader).

2

Portfolio Overview

Diversification of Net Assets December 31, 2006

		Percent of Net Assets December 31,
	Value	2006	2005
US Government Securities	$114,465,599	70.8	45.2
Time Deposits	28,625,000	17.7	40.0
Repurchase Agreement	—	—	23.5
Other Assets Less Liabilities	18,511,975	11.5	(8.7)
Net Assets	$161,602,574	100.0	100.0

3

Understanding and Comparing
Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and service (12b-1) fees (if applicable), and other Fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of July 1, 2006 and held for the entire six-month period ended December 31, 2006.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratio of each class and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical
	Beginning Account Value 7/1/06	Annualized Expense Ratio*	Ending Account Value 12/31/06	Expenses Paid During Period** 7/1/06 to 12/31/06	Ending Account Value 12/31/06	Expenses Paid During Period** 7/1/06 to 12/31/06
Class A	$1,000.00	0.89%	$1,021.30	$4.46	$1,020.72	$4.46
Class B	1,000.00	1.89	1,015.70	9.45	1,015.68	9.45
Class C	1,000.00	1.62	1,017.20	8.10	1,017.04	8.10
Class D	1,000.00	1.89	1,015.70	9.45	1,015.68	9.45
Class I	1,000.00	0.60	1,022.60	3.01	1,022.18	3.01
Class R	1,000.00	1.14	1,019.90	5.71	1,019.46	5.71

———————————
*	Expenses of Class B, Class C, Class D, Class I and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees and other class-specific expenses paid by each share class. See the Fund’s prospectuses for a description of each share class and its fees, expenses and sales charges.

**	Expenses are equal to the annualized expense ratio based on actual expenses for the period July 1, 2006 to December 31, 2006, multiplied by the average account value over the period, multiplied by 184/365 (number of days in the period).

4

Portfolio of Investments December 31, 2006

	Annualized Yield On Purchase Date	Principal Amount	Value
US Government Securities 70.8%
US Treasury Bills:
4.984%, due 1/4/2007	5.00%	$35,000,000	$34,985,956
5.008%, due 2/15/2007	5.07	20,000,000	19,877,800
4.966%, due 3/22/2007	5.03	15,000,000	14,838,733
4.957%, due 3/29/2007	5.02	15,000,000	14,825,094
			84,527,583
US Treasury Notes:
3.125%, due 1/31/2007	5.05	15,000,000	14,977,229
3.375%, due 2/28/2007	5.03	15,000,000	14,960,787
			29,938,016
Total US Government Securities (Cost $114,465,599)			114,465,599
Time Deposits 17.7%
Bank of Montreal 5.15%, 1/3/2007	5.22	8,100,000	8,100,000
BNP Paribas, Grand Cayman, 5.29%, 1/2/2007	5.36	8,160,000	8,160,000
Rabobank Nederland, Grand Cayman, 5.29%, 1/2/2007	5.36	8,160,000	8,160,000
Royal Bank of Scotland, 5.2%, 1/3/2007	5.27	4,205,000	4,205,000
Total Time Deposits (Cost $28,625,000)			28,625,000
Total Investments (Cost $143,090,599) 88.5%			143,090,599
Other Assets Less Liabilities 11.5%			18,511,975
Net Assets 100.0%			$161,602,574

————————
See Notes to Financial Statements.

5

Statement of Assets and Liabilities December 31, 2006

Assets:
Investments, at value
US Government securities (cost $114,465,599)	$114,465,599
Time deposits (cost $28,625,000)	28,625,000
Total investments (cost $143,090,599)	143,090,599
Cash (including restricted cash of $37,555)	38,468
Receivable for securities sold	20,000,000
Receivable for Capital Stock sold	722,415
Interest receivable	683,066
Investment in, and expenses prepaid to, shareholder service agent	23,253
Other	9,218
Total Assets	164,567,019
Liabilities:
Payable for Capital Stock repurchased	2,707,851
Dividends payable	107,646
Management fee payable	66,891
Distribution and service (12b-1) fees payable	21,191
Accrued expenses and other	60,866
Total Liabilities	2,964,445
Net Assets	$161,602,574
Composition of Net Assets:
Shares of Capital Stock, at par ($0.01 par value; 1,400,000,000 shares authorized; 161,610,799 shares outstanding):
Class A	$ 1,242,330
Class B	88,579
Class C	36,291
Class D	128,474
Class I	115,579
Class R	4,855
Additional paid-in capital	159,986,466
Net Assets	$161,602,574
Net Asset Value Per Share:
Class A ($124,222,948 ÷ 124,232,984 shares)	$1.00
Class B ($8,859,688 ÷ 8,857,920 shares)	$1.00
Class C ($3,628,787 ÷ 3,629,114 shares)	$1.00
Class D ($12,847,824 ÷ 12,847,356 shares)	$1.00
Class I ($11,557,796 ÷ 11,557,895 shares)	$1.00
Class R ($485,531 ÷ 485,530 shares)	$1.00

————————
See Notes to Financial Statements.

6

Statement of Operations For the Year Ended December 31, 2006

Investment Income:
Interest	$8,639,987

Expenses:
Management fee	751,739
Shareholder account services	583,365
Distribution and service (12b-1) fees	273,629
Registration	95,373
Custody and related services	59,737
Auditing and legal fees	48,670
Shareholder reports and communications	24,932
Directors’ fees and expenses	7,595
Miscellaneous	21,241
Total Expenses	1,866,281
Net Investment Income	$6,773,706

————————
See Notes to Financial Statements.

7

Statements of Changes in Net Assets

	Year Ended December 31,
	2006	2005
Operations:
Net investment income	$ 6,773,706	$ 4,051,361
Distributions to Shareholders:
Net investment income:
Class A	(5,449,017)	(3,335,187)
Class B	(309,622)	(187,582)
Class C	(125,669)	(77,510)
Class D	(382,976)	(155,055)
Class I	(488,121)	(289,641)
Class R	(18,301)	(6,386)
Decrease in Net Assets from Distributions	(6,773,706)	(4,051,361)
Capital Share Transactions:
Net proceeds from sales of shares	248,096,153	228,882,852
Investment of dividends	6,508,596	3,839,051
Exchanged from associated funds	52,579,824	71,150,889
Total	307,184,573	303,872,792
Cost of shares repurchased	(295,545,541)	(273,862,149)
Exchanged into associated funds	(26,248,926)	(48,001,122)
Total	(321,794,467)	(321,863,271)
Decrease in Net Assets from Capital Share Transactions	(14,609,894)	(17,990,479)
Decrease in Net Assets	(14,609,894)	(17,990,479)
Net Assets:
Beginning of year	176,212,468	194,202,947
End of Year	$161,602,574	$176,212,468

————————
See Notes to Financial Statements.

8

Notes to Financial Statements

1.

Multiple Classes of Shares — Seligman Cash Management Fund, Inc. (the “Fund”) offers the following six classes of shares, each of which may be acquired by investors at net asset value:

Class A shares acquired by an exchange from another Seligman investment company originally purchased in an amount of $1,000,000 or more without an initial sales charge are subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within 18 months of original purchase.

Class B shares are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C shares acquired by an exchange from another Seligman mutual fund are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of the original purchase. Shares acquired by an exchange from another Seligman mutual fund, that were originally purchased through certain financial intermediaries, will have a 1% CDSC on redemptions made within 12 months of original purchase.

Class D shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Class I shares are offered to certain institutional clients and other investors, as described in the Fund’s Class I shares prospectus. Class I shares are sold without any sales charges and are not subject to distribution or service (12b-1) fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on certain redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

	a.	Security Valuation — The Fund uses the amortized cost method for valuing its short-term securities. Under this method, all investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and the maturity value of the issue over the period to maturity.

	b.	Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

9

Notes to Financial Statements

c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. The cost of investments for federal income tax purposes is substantially the same as the cost for financial reporting purposes. Interest income, including the amortization of discount or premium, is recorded on an accrual basis.

d.	Repurchase Agreements — The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

e.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses, if any, are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service (12b-1) fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2006, distribution and service (12b-1) fees, shareholder account services and registration expenses were class-specific expenses.

f.	Restricted Cash — Restricted cash represents deposits that are being held by banks as collateral for letters of credit issued in connection with the Fund’s insurance policies.

g.	Distributions to Shareholders — Dividends are declared daily and paid monthly.

3.	Management Fee, Distribution Services, and Other Transactions — J. & W. Seligman & Co. Incorporated (the “Manager”) manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and paid monthly, equal to a per annum percentage of the Fund’s average daily net assets. The management fee rate is calculated on a sliding scale of 0.45% to 0.375% based on average daily net assets of all the investment companies managed by the Manager. The management fee for the year ended December 31, 2006, was equivalent to an annual rate of 0.41% of the Fund’s average daily net assets.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with Seligman Advisors, Inc. (the “Distributor”) and receive a continuing fee of up to 0.25% on an annual basis of the average daily net assets of Class A shares, attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor, and likewise the Fund, did not make payments under the Plan with respect to Class A shares during the year ended December 31, 2006.

Under the Plan, with respect to Class B shares, Class C shares issued in exchange from another Seligman mutual fund, Class D shares and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C, Class D, and Class R shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

10

Notes to Financial Statements

For the year ended December 31, 2006, fees incurred under the Plan, equivalent to 1%, 0.67%, 1% and 0.25% per annum of the average daily net assets of Class B, Class C, Class D, and Class R shares, respectively, amounted to $111,815, $26,927, $133,615 and $1,272, respectively.

The Distributor and Seligman Services, Inc., each an affiliate of the Manager, are eligible to receive distribution and service (12b-1) fees pursuant to the Plan. For the year ended December 31, 2006, the Distributor and Seligman Services, Inc. received distribution and service (12b-1) fees of $5,271.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D, and Class R shares. For the year ended December 31, 2006, such charges amounted to $8,897. The Distributor has sold its rights to third parties to collect any CDSC imposed on redemptions of Class B shares.

For the year ended December 31, 2006, Seligman Data Corp., owned by the Fund and certain associated investment companies, charged the Fund at cost $583,365 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the related Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under the Guaranties is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of December 31, 2006, the Fund’s potential obligation under the Guaranties is $44,100. As of December 31, 2006, no event has occurred which would result in the Fund becoming liable to make any payment under the Guaranties. A portion of the rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

At December 31, 2006, the Fund’s investment in Seligman Data Corp. is recorded at a cost of $3,719.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment companies. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid. The accumulated balance at December 31, 2005 of $20,493 was paid to the participating director in January 2006. As of December 31, 2006, no directors were participating in the deferred compensation arrangement.

11

Notes to Financial Statements

4.	Capital Share Transactions — The Fund has authorized 1,400,000,000 shares of $0.01 par value Capital Stock. Transactions in shares of Capital Stock, each at a value of $1.00 per share, were as follows:

	Year Ended December 31,
Class A	2006	2005
Sales of shares	233,829,530	214,606,528
Investment of dividends	5,266,315	3,192,128
Exchanged from associated funds	32,579,946	46,986,454
Converted from Class B*	2,347,019	3,397,902
Total	274,022,810	268,183,012
Shares repurchased	(267,807,022)	(250,701,326)
Exchanged into associated funds	(14,498,944)	(28,438,906)
Total	(282,305,966)	(279,140,232)
Decrease	(8,283,156)	(10,957,220)

Class B
Sales of shares	1,024,674	950,417
Investment of dividends	271,389	154,422
Exchanged from associated funds	8,009,822	12,018,934
Total	9,305,885	13,123,773
Shares repurchased	(6,049,274)	(9,325,583)
Exchanged into associated funds	(5,012,017)	(8,654,732)
Converted to Class A*	(2,345,812)	(3,396,939)
Total	(13,407,103)	(21,377,254)
Decrease	(4,101,218)	(8,253,481)

Class C
Sales of shares	775,045	1,306,176
Investment of dividends	111,856	64,444
Exchanged from associated funds	4,852,687	7,068,517
Total	5,739,588	8,439,137
Shares repurchased	(3,105,510)	(3,478,889)
Exchanged into associated funds	(3,253,286)	(5,405,440)
Total	(6,358,796)	(8,884,329)
Decrease	(619,208)	(445,192)

————————
See footnote on page 13.

12

Notes to Financial Statements
	Year Ended December 31,
Class D	2006	2005
Sales of shares	4,910,551	6,619,105
Investment of dividends	361,160	136,400
Exchanged from associated funds	7,137,369	5,076,984
Total	12,409,080	11,832,489
Shares repurchased	(8,834,177)	(7,148,469)
Exchanged into associated funds	(3,483,112)	(5,502,042)
Total	(12,317,289)	(12,650,511)
Increase (decrease)	91,791	(818,022)

Class I
Sales of shares	7,470,945	4,900,897
Investment of dividends	479,520	286,028
Total	7,950,465	5,186,925
Shares repurchased	(9,634,980)	(3,200,380)
Increase (decrease)	(1,684,515)	1,986,545

Class R
Sales of shares	84,201	499,086
Investment of dividends	18,356	5,629
Total	102,557	504,715
Shares repurchased	(114,578)	(7,502)
Exchanged into associated funds	(1,567)	—
Total	(116,145)	(7,502)
Increase (decrease)	(13,588)	497,213

————————
* Automatic conversion of Class B shares to Class A shares approximately eight years after the initial purchase date. The amount of dividends accrued on Class B shares between the last dividend payment date and the conversion date is invested in Class A shares and is included in the conversion from Class B amount.

5.	Other Matters — In late 2003, the Manager conducted an extensive internal review in response to public announcements concerning frequent trading in shares of open-end mutual funds. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman registered investment companies (the “Seligman Funds”). This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002.

The results of the Manager’s internal review were presented to the Independent Directors of all Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, the Manager, in May 2004, made payments to three mutual funds and agreed to waive a portion of its management fee with respect to another mutual fund (none of which was Seligman Cash Management Fund).

Beginning in February 2004, the Manager was in discussions with the New York staff of the Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman Funds. No late trading is

13

Notes to Financial Statements

involved. This review was apparently stimulated by the Manager’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on the Manager that were unacceptable to the Manager, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager, the Distributor, and Seligman Data Corp. (together, “Seligman”).

Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas sought various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman Funds to the Manager. The Manager objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

At the end of September 2005, the Attorney General indicated that it intended to file an action at some time in the future alleging, in substance, that the Manager permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure of the Seligman Funds is and has been misleading.

On September 26, 2006, the Attorney General commenced a civil action in New York State Supreme Court against J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman Data Corp. and Brian T. Zino (President of the Manager and the Seligman Funds), reiterating, in substance, the foregoing claims and various other related matters. The Attorney General also claims that the fees charged by Seligman are excessive. The Attorney General is seeking damages and restitution, disgorgement, penalties and costs (collectively,“Damages”), including Damages of at least $80 million relating to alleged timing occurring in the Seligman Funds and disgorgement of profits and management fees, and injunctive relief. Seligman and Mr. Zino believe that the claims are without merit and intend to defend themselves vigorously.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any Damages will be paid by Seligman and not by the Seligman Funds. If Seligman is unsuccessful in its defense of these proceedings, it and its affiliates could be barred from providing services to the Seligman Funds, including serving as an investment adviser for the Seligman Funds and principal underwriter for the open-end Seligman Funds. If these results occur, Seligman will seek exemptive relief from the SEC to permit it and its affiliates to continue to provide services to the Seligman Funds. There is no assurance that such exemptive relief will be granted.

Seligman does not believe that the foregoing legal action or other possible actions should have a material adverse impact on Seligman or the Seligman Funds; however, there can be no assurance of this, or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

14

Notes to Financial Statements

6.	Recently Issued Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109.” FIN 48 provides guidance for how uncertain tax positions, if any, should be recognized, measured, presented and disclosed in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006 and, in accordance with recent SEC guidance, can be implemented within the first required financial statement reporting period. Accordingly, the Fund will incorporate the effects, if any, of FIN 48 in its semi-annual report for the six months ended June 30, 2007. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value of assets and liabilities and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Fund is currently evaluating the impact of the adoption of SFAS No. 157 but believes the impact will be limited to expanded disclosures in the Fund’s financial statements.

15

Financial Highlights

The tables below are intended to help you understand each Class’s financial performance for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. Total return shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

Class A
	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Data:
Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000
Income from Investment Operations:
Net investment income	0.039	0.022	0.004	0.002	0.007
Less Distributions:
Dividends from net investment income	(0.039)	(0.022)	(0.004)	(0.002)	(0.007)
Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return	3.95%	2.20%	0.43%	0.19%	0.74%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$124,223	$132,506	$143,464	$155,944	$220,977
Ratio of expenses to average net assets	0.90%	0.86%	0.84%	0.85%	0.89%
Ratio of net investment income to average net assets	3.86%	2.15%	0.40%	0.19%	0.74%
Without expense reimbursement:‡
Ratio of expenses to average net assets			0.85%	0.86%
Ratio of net investment income to average net assets			0.39%	0.18%

————————
See footnote on page 20.

16

Financial Highlights

Class B
	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Data:
Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000
Income from Investment Operations:
Net investment income	0.028	0.011	0.001	— **	0.001
Less Distributions:
Dividends from net investment income	(0.028)	(0.011)	(0.001)	— **	(0.001)
Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return	2.85%	1.11%	0.07%	0.03%	0.09%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$8,860	$12,961	$21,214	$33,026	$53,779
Ratio of expenses to average net assets	1.89%	1.85%	1.18%	1.02%	1.54%
Ratio of net investment income to average net assets	2.86%	1.16%	0.07%	0.03%	0.09%
Without expense reimbursement:‡
Ratio of expenses to average net assets		1.86%	1.85%	1.86%	1.89%
Ratio of net investment income (loss) to average net assets		1.15%	(0.60)%	(0.81)%	(0.26)%

Class C
	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Data:
Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000
Income from Investment Operations:
Net investment income	0.032	0.016	0.001	— **	0.001
Less Distributions:
Dividends from net investment income	(0.032)	(0.016)	(0.001)	— **	(0.001)
Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return	3.20%	1.56%	0.09%	0.03%	0.09%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$3,629	$4,248	$4,693	$7,238	$11,531
Ratio of expenses to average net assets	1.58%	1.44%	1.16%	1.02%	1.51%
Ratio of net investment income to average net assets	3.19%	1.56%	0.09%	0.03%	0.09%
Without expense reimbursement:‡
Ratio of expenses to average net assets			1.57%	1.67%	1.75%
Ratio of net investment loss to average net assets			(0.32)%	(0.62)%	(0.15)%

————————
See footnote on page 20.

17

Financial Highlights

Class D
	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Data:
Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000
Income from Investment Operations:
Net investment income	0.028	0.011	0.001	— **	0.001
Less Distributions:
Dividends from net investment income	(0.028)	(0.011)	(0.001)	— **	(0.001)
Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return	2.85%	1.11%	0.07%	0.03%	0.09%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$12,848	$12,756	$13,574	$18,742	$68,127
Ratio of expenses to average net assets	1.89%	1.85%	1.18%	1.02%	1.54%
Ratio of net investment income to average net assets	2.86%	1.16%	0.07%	0.03%	0.09%
Without expense reimbursement:‡
Ratio of expenses to average net assets		1.86%	1.85%	1.86%	1.89%
Ratio of net investment income (loss) to average net assets		1.15%	(0.60)%	(0.81)%	(0.26)%

————————
See footnote on page 20.

18

Financial Highlights

Class I
	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Data:
Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000
Income from Investment Operations:
Net investment income	0.042	0.024	0.007	0.004	0.010
Less Distributions:
Dividends from net investment income	(0.042)	(0.024)	(0.007)	(0.004)	(0.010)
Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return	4.23%	2.48%	0.69%	0.39%	1.00%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$11,558	$13,242	$11,256	$9,558	$9,046
Ratio of expenses to average net assets	0.60%	0.58%	0.57%	0.63%	0.62%
Ratio of net investment income to average net assets	4.16%	2.43%	0.68%	0.41%	1.00%
Without expense reimbursement:‡
Ratio of expenses to average net assets					0.64%
Ratio of net investment income to average net assets					0.98%

————————
See footnote on page 20.

19

Financial Highlights

Class R
	Year Ended December 31,			4/30/03* to 12/31/03
	2006	2005	2004
Per Share Data:
Net Asset Value, Beginning of Period	$1.000	$1.000	$1.000	$1.000
Income from Investment Operations:
Net investment income	0.036	0.019	0.002	—	**
Less Distributions:
Dividends from net investment income	(0.036)	(0.019)	(0.002)	—	**
Net Asset Value, End of Period	$1.000	$1.000	$1.000	$1.000

Total Return	3.69%	1.94%	0.24%	0.02%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$486	$ 499	$2	$2
Ratio of expenses to average net assets	1.15%	1.11%	1.01%	0.98	%†
Ratio of net investment income to average net assets	3.61%	1.90%	0.24%	0.02	%†
Without expense reimbursement:‡
Ratio of expenses to average net assets			1.10%	1.31	%†
Ratio of net investment income (loss) to average net assets			0.15%	(0.35	)%†

————————
*	Commencement of offering of shares.

**	Less than + or - $0.001.

‡

The Manager, at its discretion, reimbursed certain class-specific expenses of certain share classes to allow those classes to declare dividends equal to selected minimum annual rates. Absent such reimbursement, returns would have been lower.

†	Annualized.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

See Notes to Financial Statements.

20

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders, Seligman Cash Management Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman Cash Management Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Cash Management Fund, Inc. as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP New York, New York February 27, 2007

21

Matters Relating to the Directors’ Consideration of the Continuance of the Management Agreement

The directors of Seligman Cash Management Fund, Inc. unanimously approved the continuance of the Management Agreement with the Manager at a meeting held on November 15, 2006.

Prior to approval of the continuance of the Management Agreement, the directors requested and evaluated extensive materials from the Manager. They reviewed the proposed continuance of the Management Agreement with the Manager and with experienced counsel who advised on the legal standards for their consideration. The independent directors also discussed the proposed continuance in a private session with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Manager to the Fund gained from their experience as directors and/or trustees of the Seligman Group of Funds, their overall confidence in the Manager’s integrity and competence they have gained from that experience, the Manager’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Manager’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Seligman Group of Funds. The directors noted that the Board has six regular meetings each year, at each of which they receive presentations from the Manager on the investment results of the Fund and review extensive materials and information presented by the Manager.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and directors attributed different weights to the various factors. The directors determined that the selection of the Manager to manage the Fund, and the overall arrangements between the Fund and the Manager as provided in the Management Agreements, and including the management fee were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment. The material factors and conclusions that formed the basis for the directors’ determination included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Manager under the Management Agreement. The directors considered the quality of the investment research capabilities of the Manager and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Manager. At prior meetings the directors had also considered the Manager’s selection of brokers and dealers for portfolio transactions. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management Agreement.

On an ongoing basis, the Manager reports to the directors on the status of various matters relating to market timing activity affecting certain funds in the Seligman Group of Funds. In connection with the continuance review, the Manager and its counsel and the directors’ special

22

Matters Relating to the Directors’ Consideration of the Continuance of the Management Agreement

counsel also addressed, among other matters: the action brought in September 2005 by the Manager and its president against the Attorney General of the State of New York seeking an order enjoining the Attorney General from, among other things, investigating the fees paid by the funds in the Seligman Group of Funds to the Manager; and the action brought in September 2006 by the Attorney General against the Manager, Seligman Data Corp., the president of the Manager and Seligman Advisors, Inc. (“Seligman Advisors”) relating to market timing and also claiming that the fees charged by the Manager are excessive. The directors also noted the indication in September 2005 by the Staff of the New York Office of the Securities and Exchange Commission (“SEC”) that it was considering recommending that the SEC institute a formal action against the Manager and Seligman Advisors relating to market timing. After a detailed presentation by the Manager and further discussion with the Manager, the Manager’s counsel, the directors’ special counsel and other counsel independent of the Manager, and consideration of the potential consequences of the various matters referred to above, the independent directors concluded that they retained confidence in the integrity of the Manager and its ability to provide management services to the Fund.

Costs of Services Provided and Profitability

The directors reviewed information concerning profitability of the Manager’s investment advisory and investment company activities and its financial condition based on historical information and estimates for the current year, as well as historical and estimated profitability data for the Fund. The directors reviewed with the Manager’s chief financial officer, the assumptions and methods of allocation used by the Manager in preparing the profitability data. The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors. In considering profitability information, the directors considered the effect of fall-out benefits on the Manager’s expenses, as well as the “revenue sharing” arrangements the Manager has entered into with certain entities that distribute shares of the Seligman Group of Funds. The directors focused on profitability of the Manager’s relationships with the Fund before taxes and distribution expenses. The directors concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors noted that the Manager may derive reputational and other benefits from its association with the Fund and concluded that such fall-out benefits were appropriate.

Investment Results

In addition to the information received by the directors for the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. The directors considered the twelve-month trailing average yield of the Fund as compared to an average of money market funds prepared by a third party provider of money market mutual fund information for the period from 1998 through September 30, 2006. The comparative information showed that the Fund’s returns had consistently been below the index average by varying, but relatively small, amounts. The Manager explained that the Fund is managed conservatively, and

23

Matters Relating to the Directors’ Consideration of the Continuance of the Management Agreement

that its average portfolio quality is higher than that of many other money market funds, which tends to reduce its investment returns. The directors also noted that the Manager had from time to time voluntarily reimbursed expenses of certain share classes and that the Fund had successfully maintained a stable net asset value of one dollar at all times. Taking into account these comparisons and the other factors considered, the directors concluded that the Fund’s investment results over time had been satisfactory.

Management Fees and Other Expenses

The directors considered the management fee rate paid by the Fund to the Manager. The directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted that the Manager manages a registered investment company that is a “clone” of the Fund but is sold exclusively to insurance company separate accounts. The directors further noted that the management fee rates paid the Fund is comparable to the management fee rate paid by its “clone” portfolio.

The directors compared the management fee rate payable by the Fund to the rate paid by a subset of funds, with assets more nearly comparable to the Fund, in its Lipper category (the “peer group”). The directors noted that the Fund’s current effective management fee rate, which reflected the effect of breakpoints in the fee schedule, was slightly less than the average and only slightly above the median for the peer group.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within its peer group. In considering the expense ratio of the Fund, the directors noted that the Fund has elected to have shareholder services provided at cost by Seligman Data Corp. (“SDC”), a company owned by certain of the investment companies in the Seligman Group of Funds that provides shareholder services to the Fund and other investment companies in the Seligman Group of Funds at cost. SDC provides services exclusively to the Seligman Group of Funds, and the directors believed that the arrangement with SDC has provided the Fund and its shareholders with a consistently high level of service.

The directors noted that the Fund’s expense ratio was within the range for funds in the peer group although somewhat higher than the median and average for the peer group. The directors concluded that the expense ratio was acceptable in light of the high quality of service that the Fund receives and the other factors considered.

Economies of Scale

The directors noted that the management fee schedule for the Fund contains breakpoints that take into account the net assets of all funds in the Seligman Group of Funds, including the Fund, and that the current effective management fee rate reflects a reduction due to the effect of those breakpoints. The directors recognized that there is no direct relationship between the economies of scale realized by funds and those realized by their investment advisers as assets increase. The directors do not believe that there is a uniform methodology for establishing breakpoints that give effect to fund specific services provided by the Manager. The directors also observed that in the

24

Matters Relating to the Directors’ Consideration of the Continuance of the Management Agreement

investment company industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply, and that the advisory agreements for many competitor funds do not have breakpoints at all. The directors concluded that the Fund’s breakpoint arrangements were acceptable.

25

Directors and Officers

Information pertaining to the Directors and Officers of Seligman Cash Management Fund, Inc. is set forth below.

Independent Directors

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

John R. Galvin (77)[1,3] • Director: 1995 to Date • Oversees 61 Portfolios in Fund Complex	Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Director, Raytheon Co. (defense and commercial electronics), Governor of the Center for Creative Leadership, and Trustee, Institute for Defense Analyses. From February 1995 until June 1997, he was a Director, USLIFE Corporation (life insurance). From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander, NATO, and the Commander-in-Chief, United States European Command.

Frank A. Mcpherson (73)[2,3] • Director: 1995 to Date • Oversees 61 Portfolios in Fund Complex	Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, DCP Midstream GP, LLP (natural gas processing), Integris Health (owner of various hospitals), Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical Research Foundation, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation, and Oklahoma Foundation for Excellence in Education. Formerly, Director, ConocoPhillips (integrated international oil corporation), Kimberly-Clark Corporation (consumer products) and BOK Financial (bank holding company). From 1990 until 1994, Director, the Federal Reserve System’s Kansas City Reserve Bank.

Betsy S. Michel (64)[1,3] • Director: 1984 to Date • Oversees 61 Portfolios in Fund Complex	Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Trustee, The Geraldine R. Dodge Foundation (charitable foundation). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI); and Trustee, World Learning, Inc. (international educational training), and Council of New Jersey Grantmakers.

Robert L. Shafer (74)[2,3] • Director: 1980 to Date • Oversees 61 Portfolios in Fund Complex	Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations; and Director or Trustee of each of the investment companies of the Seligman Group of Funds†. From May 1987 until June 1997, Director, USLIFE Corporation (life insurance) and from 1973 until January 1996, Vice President, Pfizer Inc. (pharmaceuticals).

James N. Whitson (71)[1,3] • Director: 1993 to Date • Oversees 61 Portfolios in Fund Complex	Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc. and Director, C-SPAN (cable television networks).

————————
See footnote on page 28.

26

Directors and Officers

Interested Director and Principal Officers

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

William C. Morris* (68) • Director and Chairman of the Board: 1988 to Date • Oversees 61 Portfolios in Fund Complex	Chairman and Director, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman and Director, Seligman Advisors, Inc., Seligman Services, Inc. and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer of The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (54) • President: 1995 to Date • Chief Executive Officer: 2002 to Date	Director and President, J. & W. Seligman & Co. Incorporated; President, Chief Executive Officer, and, with the exception of Seligman Cash Management Fund, Inc., Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; and Chairman, Seligman Data Corp. Formerly, Member of the Board of Governors of the Investment Company Institute; and Director (formerly Chairman), ICI Mutual Insurance Company.

Eleanor T.M. Hoagland (55) • Vice President and Chief Compliance Officer: 2004 to Date	Managing Director, J. & W. Seligman & Co. Incorporated; and Vice President and Chief Compliance Officer of each of the investment companies of the Seligman Group of Funds†.

Francis L. Mustaro (56) • Vice President and Portfolio Manager: April 2006 to Date	Managing Director, J. & W. Seligman & Co. Incorporated; Vice President, Seligman High Income Fund Series and Portfolio Manager of its U.S. Government Securities Fund; Vice President and Co-Portfolio Manager of Seligman Income and Growth Fund, Inc.; Vice President, Seligman Portfolios, Inc. and Portfolio Manager of its Cash Management Portfolio and Investment Grade Fixed Income Portfolio. Formerly, Director and Managing Director, Citigroup Asset Management, and Senior Portfolio Manager, Core Fixed Income Group, Citigroup Asset Management.

Thomas G. Rose (49) • Vice President: 2000 to Date	Managing Director, Chief Financial Officer, and Treasurer, J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; and Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc.

————————
See footnotes on page 28.

27

Directors and Officers

Interested Director and Principal Officers (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Lawrence P. Vogel (50) • Vice President: 1997 to Date Treasurer: 2000 to Date	Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds†; and Treasurer, Seligman Data Corp.

Frank J. Nasta (42) • Secretary: 1997 to Date	Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.; and Corporate Secretary, Seligman International, Inc. and Seligman Data Corp.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

————————

ø	The address for each of the directors and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of Funds consists of 24 registered investment companies.

*	Mr. Morris is considered an “interested person” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of his position with J. & W. Seligman & Co. Incorporated and its affiliates.

	Member:	1 Audit Committee
2 Director Nominating Committee
3 Board Operations Committee

28

Additional Fund Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212)682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.[1] In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained on the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.[1]

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.[1] Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

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[1]	These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Fund's prospectuses or statement of additional information.

29

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Cash Management Fund, Inc. which contains information about the investment objective, risks, charges, and expenses of the Fund, each of which should be considered carefully before investing or sending money.

TXCM2 12/06

ITEM 2.

CODE OF ETHICS.

As of December 31, 2006, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3.

AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert.  Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4.

PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2006	2005
Audit Fees	$29,960	$28,530
Audit-Related Fees	–	–
Tax Fees	2,500	2,350
All Other Fees	–	–

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.  Tax fees include amounts related to tax compliance, tax planning, and tax advice.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2006	2005
Audit-Related Fees	$141,710	$124,560
Tax Fees	11,955	8,000
All Other Fees	–	–

Audit-related fees include amounts for (i) attestation services for the registrant’s shareholder service agent; (ii) testing of the registrant’s shareholder service agent’s conversion to a new record-keeping system and (iii) performance of certain agreed-upon procedures relating to certain services performed by the registrant’s distributor.  Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s shareholder service agent.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence.  The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $156,165 and $134,910, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee.  Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5.

AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.

SCHEDULE OF INVESTMENTS.

Included in Item 1 above.

ITEM 7.

DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR

CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.

PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.

PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.

SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.

CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.

EXHIBITS.

(a)(1)

Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)

Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)

Not applicable.

(b)

Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN CASH MANAGEMENT FUND, INC.

By:
/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:

March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:

March 9, 2007

By:
/S/ LAWRENCE P.VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:

March 9, 2007

SELIGMAN CASH MANAGEMENT FUND, INC.

EXHIBIT INDEX

(a)(1)

Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)

Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)

Certification of chief executive officer and chief financial officer as required by

Rule 30a-2(b) of the Investment Company Act of 1940.